SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): December 11, 1997


                         FOUNTAIN PHARMACEUTICALS, INC.
                         ------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                   0-18399                  62-1386759
         --------                   -------                  ----------
     (State or other        (Commission File Number)        (IRS Employer
     jurisdiction of                                          I.D. No.)
      incorporation)




                              7279 Bryan Dairy Road
                              Largo, Florida 33777
                              --------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (813) 548-0900
                                                            --------------


                                       N/A
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 1.     Changes in Control of Registrant
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                  On July 17, 1997, the Company  completed the sale of 2,000,000 newly- designated and issued shares of Series A Convertible Stock (the "Preferred Stock") in a private placement transaction that resulted in a change of control of the Company. The Preferred Stock was sold for $2.5 million in a private transaction to Fountain Holdings, LLC ("Holdings"), a Wyoming limited liability company, controlled by Mr. Joseph S. Schuchert, Jr. For a description of the transaction, reference is made to the Company's Current Report on Form 8-K dated July 17, 1997.

                  In  conjunction  with the  sale of the  Preferred  Stock,  the
            Company reconstituted its Board of Directors to consist of Messrs. John C. Walsh and James E. Fuchs as continuing directors and Dr. Christopher Brown and Mr. Joseph S. Schuchert, Jr., as newly-designated nominees of Holdings.

                  As of December  11,  1997,  Ms.  Carol Rae joined the Board of
            Directors as a nominee of Holdings. Ms. Rae was appointed pursuant to the exercise of certain rights granted to Holdings in connection with the sale of the Preferred Stock which entitles the holder thereof to elect a majority of the Company's Directors. Ms. Rae was appointed by resolution of the Board of Directors adopted at a meeting on October 9, 1997, subject to the notice to stockholders pursuant to an Information Statement which was sent to the Company's stockholders on November 19, 1997. See "Item 5 - Other Information."

Item 2.     Acquisition or Disposition of Assets
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            None.

Item 3.     Bankruptcy or Receivership
-------     --------------------------

            None.

Item 4.     Changes in Registrant's Certifying Accountant
-------     ---------------------------------------------

            None.

Item 5.     Other Information
-------     -----------------

                  In  order  to  facilitate  the  conversion  of  the  Company's
            Preferred Stock and to enhance the market price and liquidity of the Company's Common Stock, the Company has undertaken a one for twenty reverse stock split, specifically, a conversion of every twenty issued and outstanding shares into one share of the same class of Common Stock (the "Reverse Stock Split"). As of October 9, 1997, the Board of Directors of the Company adopted resolutions authorizing the Reverse Stock Split.

                  As of November 12, 1997, the Reverse Stock Split was also duly authorized and approved by the holders of the majority of the Common Stock and by all of the holders of the Company's Preferred Stock by written consent in lieu of a special meeting.

                  As of November 19, 1997, the Company  furnished an Information
            Statement to the holders of shares of Common Stock and Class B Common Stock providing notice of the Reverse Stock Split to such stockholders.

                  The Reverse Stock Split became effective on December 11, 1997,
            upon  the  amendment  to  the  Company's  Restated   Certificate  of
            Incorporation which provided for such Reverse Stock Split.

Item 6.     Resignations of Registrant's Directors
-------     --------------------------------------

            None.

Item 7.     Financial Statements and Exhibits
-------     ---------------------------------

            (a)   Exhibits:  None.

            (b)   Reports on Form 8-K:  None.

Item 8.     Change in Fiscal Year
-------     ---------------------

            None.

Item 9.     Sales of Equity Securities Pursuant to Regulation S
-------     ---------------------------------------------------

            None.

                         FOUNTAIN PHARMACEUTICALS, INC.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FOUNTAIN PHARMACEUTICALS, INC.




Dated:   December 23, 1997                    /s/ John C. Walsh
        --------------------------            ----------------------------------
                                              JOHN C. WALSH, President
                                              Chief Executive Officer